[Logo] M F S(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)





                               [graphic omitted]



                              MFS(R) CASH
                              RESERVE FUND

                              ANNUAL REPORT o AUGUST 31, 2000




                      -----------------------------------
                      MUTUAL FUND GIFT KITS (see page 23)
                      -----------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Portfolio of Investments ..................................................  9
Financial Statements ...................................................... 11
Notes to Financial Statements ............................................. 17
Independent Auditors' Report .............................................. 21
Trustees and Officers ..................................................... 25


       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- make us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flows, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed- income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

  o face-to-face contact with senior management as well as front-line workers

  o analysis of the company's financial statements and balance sheets

  o contact with the company's current and potential customers

  o contact with the company's competitors

  o our own forecasts of the company's future market share, cash flows, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes each manager will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in it's January 10, 2000 issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people tend to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 35 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 15, 2000

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Jean O. Alessandro]
     Jean O. Alessandro

Dear Shareholders,
Short-term interest rates have been quite volatile over the past 12 months. As a result, the seven-day annualized compounded yield on an investment in Class A shares of the fund increased from 4.62% at the beginning of the period to 5.98% for the period ended August 31, 2000. During the same period, the seven-day annualized compounded yield on an investment in Class B shares increased from 3.60% to 4.93%, while that on Class C shares increased from 3.64% to 4.95%.

While strong economic growth, a tight labor market, and a dramatic spike in oil prices helped spark inflation fears, we continued to see encouraging productivity growth in the United States and tough competitive conditions worldwide combine to keep wages and consumer prices in check. In addition, we have begun to see signs of moderating economic growth as consumer spending and wage growth have slowed. In response, the Federal Reserve Board (the Fed) refrained from raising interest rates during its August meeting, and we think investors have become increasingly confident that the Fed may be nearing the end of its interest rate hikes.

In light of our belief that the healthy global economic environment should persist and inflation fears have diminished for the near term, we will target an average maturity near the fund's neutral range of 40 to 45 days. The portfolio continues to include only the highest-quality corporate, bank, and government securities in order to provide investors with maximum security against credit risk.

On August 31, 2000, approximately 85% of the fund's portfolio was invested in top-tier commercial paper, with the balance invested in securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) We believe our investment guidelines are among the strictest in the industry and our emphasis on quality should allow the fund to continue to help investors obtain current income and, at the same time, preserve capital and liquidity.

    Respectfully,

/s/ Jean O. Allessandro
    Jean O. Allessandro

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

Note to Shareholders: Effective October 1, 2000, Terri A. Vittozzi will be added as a portfolio manager on the fund.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   JEAN O. ALESSANDRO IS ASSISTANT VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF THE MONEY MARKET PORTFOLIOS OF OUR MUTUAL FUNDS AND ANNUITIES.

   MS. ALESSANDRO JOINED MFS IN 1986 AS A FIXED-INCOME TRADING ASSISTANT. FROM 1986 TO 1990, SHE WAS A MONEY MARKET TRADER AND, FROM 1990 TO 1993, A SENIOR MONEY MARKET SPECIALIST. SHE WAS NAMED INVESTMENT OFFICER IN 1993, PORTFOLIO MANAGER IN 1998, AND ASSISTANT VICE PRESIDENT IN 1999.

   MS. ALESSANDRO EARNED A BACHELOR'S DEGREE FROM THE UNIVERSITY OF
   CONNECTICUT.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

   OBJECTIVE:                 THE FUND SEEKS AS HIGH A LEVEL OF CURRENT INCOME
                              AS IS CONSIDERED CONSISTENT WITH THE PRESERVATION
                              OF CAPITAL AND LIQUIDITY.

   COMMENCEMENT OF
   INVESTMENT OPERATIONS:     DECEMBER 29, 1986

   CLASS INCEPTION:           CLASS A SEPTEMBER 7, 1993
                              CLASS B DECEMBER 29, 1986
                              CLASS C APRIL 1, 1996

   SIZE:                      $442.3 MILLION NET ASSETS AS OF AUGUST 31, 2000

   INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. SEE THE PROSPECTUS
   FOR DETAILS.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- August 31, 2000

Commercial Paper - 97.5%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
  Alpine Securitization Corp., due 10/10/00                             $15,000           $ 14,894,375
  American General Finance Corp., due 10/12/00 - 11/03/00                10,000              9,906,256
  Archer Daniels Midland Co., due 9/19/00                                 5,000              4,983,575
  AT&T Corp., due 12/01/00                                               15,000             14,754,679
  Bayerische Vereinsbank AG, due 9/13/00                                 10,000              9,978,033
  Bell Atlantic Financial Services, due 9/11/00                           7,000              6,987,380
  Bellsouth Telecommunications, Inc., due 9/27/00                         9,600              9,555,072
  Campbell Soup Co., due 9/15/00                                         20,000             19,949,056
  Cemex SA (Bayer Hypo Vereinsbank), due 9/21/00                          5,000              4,981,889
  Chase Manhattan Corp., due 10/05/00 - 11/16/00                         19,700             19,541,603
  Credit Suisse First Boston, Inc., due 9/01/00                           9,000              9,000,000
  Dow Chemical Co., due 9/01/00                                          15,900             15,900,000
  Du Pont (E.I.) de Nemours & Co., due 10/11/00                          14,400             14,296,480
  Duke Power Co., due 10/26/00                                           10,500             10,395,569
  Emerson Electric Co., due 9/05/00                                       8,000              7,994,231
  Ford Motor Credit Corp., due 9/25/00                                      190                189,174
  Gannett, Inc., due 10/20/00 - 11/21/00                                 19,100             18,879,191
  General Electric Capital Corp., due 9/01/00                            10,400             10,400,000
  General Motors Acceptance Corp., due 9/01/00                           20,000             20,000,000
  Goldman Sachs Group LP, due 11/20/00                                   15,000             14,784,000
  Halliburton Corp., due 9/21/00 - 11/27/00                              20,000             19,806,900
  IBM Credit Corp., due 10/18/00 - 10/20/00                              13,000             12,887,674
  ING America Insurance Holdings, due 10/13/00                           10,000              9,924,167
  Lucent Technologies, Inc., due 10/27/00                                10,000              9,899,356
  May Department Stores Co., due 10/26/00                                 5,000              4,950,347
  Metropolitan Life Funding, Inc., due 9/06/00 - 9/25/00                 19,454             19,396,145
  Morgan Stanley Dean Witter, due 9/14/00                                 2,250              2,244,637
  National Rural Utilities Cooperative Finance Corp.,
    due 9/18/00 - 11/13/00                                               20,000             19,805,009
  Old Line Funding Corp. (Royal Bank Canada),
    due 9/15/00 - 10/12/00                                               19,788             19,702,651
  Pfizer, Inc., due 9/18/00                                              14,900             14,854,476
  Salomon Smith Barney Holdings, Inc., due 9/12/00 - 11/10/00            21,000             20,879,412
  SBC Communications, Inc., due 10/19/00 - 10/20/00                      20,100             19,924,896
  Societe General, due 9/08/00                                           10,000              9,987,361
  United Technologies Corp., due 9/21/00                                  2,600              2,590,611
  Verizon Network Funding, due 9/29/00                                    6,990              6,954,770
------------------------------------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost and Value                                       $431,178,975
------------------------------------------------------------------------------------------------------

U.S. Government and Agency Obligations - 6.0%
------------------------------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp., due 9/26/00 - 3/29/01               $16,800           $ 16,455,128
  Federal National Mortgage Assn., due 10/26/00                          10,000              9,902,222
------------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations,
  at Amortized Cost and Value                                                             $ 26,357,350

------------------------------------------------------------------------------------------------------
Repurchase Agreement - 11.3%
------------------------------------------------------------------------------------------------------
  Goldman Sachs, dated 8/31/00, due 9/01/00, total to be
    received $50,009,208 (secured by various U.S.
    Treasury and Federal Agency obligations in a jointly
    traded account), at Cost and Value                                  $50,000           $ 50,000,000
------------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                            $507,536,325
Other Assets, Less Liabilities - (14.8)%                                                   (65,265,710)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $442,270,615
------------------------------------------------------------------------------------------------------

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
AUGUST 31, 2000
--------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                          $457,536,325
  Repurchase agreement, at cost and value                             50,000,000
                                                                    ------------
      Total investments, at amortized cost and value                $507,536,325
  Cash                                                                    88,097
  Receivable for fund shares sold                                      5,268,494
  Interest receivable                                                      9,208
  Other assets                                                            76,948
                                                                    ------------
      Total assets                                                  $512,979,072
                                                                    ------------
Liabilities:
  Distributions payable                                             $    174,560
  Payable for fund shares reacquired                                  70,145,539
  Payable to affiliates -
    Management fee                                                         6,130
    Shareholder servicing agent fee                                        1,362
    Distribution and service fee                                          10,341
    Administrative fee                                                       238
  Accrued expenses and other liabilities                                 370,287
                                                                    ------------
      Total liabilities                                             $ 70,708,457
                                                                    ------------
Net assets (represented by paid-in capital)                         $442,270,615
                                                                    ============
Shares of beneficial interest outstanding                            442,270,615
                                                                    ============
Class A shares:
  Net asset value and offering price per share
    (net assets of $76,062,279 / 76,062,279 shares of
     beneficial interest outstanding)                                  $1.00
                                                                       =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $313,782,070 / 313,782,070 shares of
    beneficial interest outstanding)                                   $1.00
                                                                       =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $52,426,266 / 52,426,266 shares of
    beneficial interest outstanding)                                   $1.00
                                                                       =====
A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2000
--------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $39,533,006
                                                                    -----------
  Expenses -
    Management fee                                                  $ 3,627,840
    Trustees' compensation                                               44,595
    Shareholder servicing agent fee                                     658,602
    Distribution and service fee (Class B)                            4,565,372
    Distribution and service fee (Class C)                              984,886
    Administrative fee                                                   91,012
    Custodian fee                                                       228,207
    Printing                                                             84,020
    Postage                                                             209,832
    Auditing fees                                                        21,094
    Legal fees                                                            4,923
    Miscellaneous                                                     1,071,611
                                                                    -----------
      Total expenses                                                $11,591,994
    Fees paid indirectly                                               (153,556)
    Reduction of expenses by investment adviser                        (664,128)
                                                                    -----------
      Net expenses                                                  $10,774,310
                                                                    -----------
        Net investment income                                       $28,758,696
                                                                    ===========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                  2000                  1999
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $    28,758,696       $    19,228,912
                                                            ---------------       ---------------
Distributions declared to shareholders -
  From net investment income (Class A)                      $    (5,413,074)      $    (3,392,925)
  From net investment income (Class B)                          (19,228,950)          (13,457,718)
  From net investment income (Class C)                           (4,116,672)           (2,378,269)
                                                            ---------------       ---------------
    Total distributions declared to shareholders            $   (28,758,696)      $   (19,228,912)
                                                            ---------------       ---------------
Fund share (principal) transactions at net asset value
  of $1.00 per share -
  Net proceeds from sale of shares                          $ 8,978,157,752       $ 7,092,954,026
  Shares issued in reinvestment of distributions                 22,856,445            14,927,681
  Shares reacquired                                          (9,304,148,347)       (6,952,174,564)
                                                            ---------------       ---------------
      Total increase (decrease) in net assets               $  (303,134,150)      $   155,707,143
Net assets:
  At beginning of period                                        745,404,765           589,697,622
                                                            ---------------       ---------------
  At end of period                                          $   442,270,615       $   745,404,765
                                                            ===============       ===============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                         2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                                            ------         ------         ------         ------         ------
Net investment income(S)                                    $ 0.05         $ 0.04         $ 0.05         $ 0.05         $ 0.04
Less distributions declared to shareholders
  from net investment income                                 (0.05)         (0.04)         (0.05)         (0.05)         (0.04)
                                                            ------         ------         ------         ------         ------
Net asset value - end of period                             $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                                            ======         ======         ======         ======         ======
Total return                                                  5.39%          4.33%          4.87%          4.64%          4.75%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  0.81%          0.82%          0.82%          0.93%          0.84%
  Net investment income                                       5.18%          4.22%          4.72%          4.54%          4.62%
Net assets at end of period (000 omitted)                  $76,062        $98,719        $80,374        $45,007        $37,872

 (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

    Net investment income                                   $ 0.05         $ 0.04         $ 0.05         $ 0.04         $ 0.04
    Ratios (to average net assets):
      Expenses##                                              0.91%          0.92%          0.92%          1.03%          0.94%
      Net investment income                                   5.08%          4.12%          4.62%          4.44%          4.52%

## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                         2000           1999           1998          1997            1996
------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                                            ------         ------         ------         ------         ------
Net investment income(S)                                    $ 0.04         $ 0.03         $ 0.04         $ 0.03         $ 0.04
Less distributions declared to
  shareholders from net investment income                    (0.04)         (0.03)         (0.04)         (0.03)         (0.04)
                                                            ------         ------         ------         ------         ------
Net asset value - end of period                             $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                                            ======         ======         ======         ======         ======
Total return                                                  4.35%          3.29%          3.83%          3.58%          3.64%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  1.81%          1.82%          1.82%          1.95%          1.92%
  Net investment income                                       4.18%          3.22%          3.78%          3.53%          3.58%
Net assets at end of period (000 omitted)                 $313,782       $541,126       $438,577       $244,416       $251,192

 (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

    Net investment income                                   $ 0.04         $ 0.03         $ 0.04         $ 0.03         $ 0.04
    Ratios (to average net assets):
      Expenses##                                              1.91%          1.92%          1.92%          2.05%          2.02%
      Net investment income                                   4.08%          3.12%          3.68%          3.43%          3.48%

## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                         2000           1999           1998           1997           1996*
------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                                            ------         ------         ------         ------         ------
Net investment income(S)                                    $ 0.04         $ 0.03         $ 0.04         $ 0.03         $ 0.01
Less distributions declared to shareholders
  from net investment income                                 (0.04)         (0.03)         (0.04)         (0.03)         (0.01)
                                                            ------         ------         ------         ------         ------
Net asset value - end of period                             $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                                            ======         ======         ======         ======         ======
Total return                                                  4.32%          3.25%          3.76%          3.60%          3.67%+
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  1.81%          1.82%          1.82%          1.95%          1.79%+
  Net investment income                                       4.15%          3.22%          3.80%          3.57%          3.60%+
Net assets at end of period (000 omitted)                  $52,426       $105,559        $70,746        $16,373        $ 6,642

 (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

    Net investment income                                   $ 0.04         $ 0.03         $ 0.04         $ 0.03         $ 0.01
    Ratios (to average net assets):
      Expenses##                                              1.91%          1.92%          1.92%          2.05%          1.89%+
      Net investment income                                   4.05%          3.12%          3.70%          3.47%          3.50%+

 * For the period from the inception of Class C shares, April 1, 1996, through August 31, 1996.
 + Annualized.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Cash Reserve Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)  Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The trust's use of amortized cost is subject to the trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At August 31, 2000, the fund, for federal income tax purposes, had a capital loss carryforward of $1,426 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2003, ($908), August 31, 2004, ($480), August 31, 2006,
($2), and August 31, 2007, ($36).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $12,530 for the year ended August 31, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - The Trustees have adopted a distribution plan relating to Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securties dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. Payment of 0.10% per annum Class A distribution fee and payment of 0.25% per annum service fee will commence on such date as the Trustees of the fund may determine.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $51,930 and $5,923 for Class B and Class C shares, respectively, for the year ended August 31, 2000. Fees incurred under the distribution plan during the year ended August 31, 2000, were 1.00% of average daily net assets attributable to both Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2000, were $65,429, $2,259,358, and $125,976 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an effective annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, aggregated $27,971,471,366 and $28,277,814,469, respectively.

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value, $1.00 per share). Transactions in fund shares were as follows:

Class A shares
                                                             YEAR ENDED                 YEAR ENDED
                                                        AUGUST 31, 2000            AUGUST 31, 1999
--------------------------------------------------------------------------------------------------
Shares sold                                               3,167,945,154              1,911,002,475
Shares issued to shareholders in reinvestment
  of distributions                                            3,873,793                  2,554,337
Shares reacquired                                        (3,194,476,119)            (1,895,211,541)
                                                         --------------             --------------
    Net increase (decrease)                                 (22,657,172)                18,345,271
                                                         ==============             ==============

Class B shares
                                                             YEAR ENDED                 YEAR ENDED
                                                        AUGUST 31, 2000            AUGUST 31, 1999
--------------------------------------------------------------------------------------------------
Shares sold                                               3,519,872,998              3,254,509,295
Shares issued to shareholders in reinvestment
  of distributions                                           16,000,572                 10,788,781
Shares reacquired                                        (3,763,217,903)            (3,162,749,084)
                                                         --------------             --------------
    Net increase (decrease)                                (227,344,333)               102,548,992
                                                         ==============             ==============

Class C shares
                                                             YEAR ENDED                 YEAR ENDED
                                                        AUGUST 31, 2000            AUGUST 31, 1999
--------------------------------------------------------------------------------------------------
Shares sold                                               2,290,339,600              1,927,442,256
Shares issued to shareholders in reinvestment
  of distributions                                            2,982,080                  1,584,563
Shares reacquired                                        (2,346,454,325)            (1,894,213,939)
                                                         --------------             --------------
    Net increase (decrease)                                 (53,132,645)                34,812,880
                                                         ==============             ==============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended August 31, 2000, was $5,260. The fund had no significant borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust I and Shareholders of MFS Cash Reserve
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Cash Reserve Fund (one of the series constituting MFS Series Trust I) as of August 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 2000 and 1999, and the financial highlights for each of the years in the five-year period ended August 31, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Cash Reserve Fund at August 31, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 5, 2000

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

--------------------------------------------------------------------------------

MFS(R) CASH RESERVE FUND

TRUSTEES                                                    ASSISTANT TREASURERS
Marshall N. Cohan - Private Investor                        Mark E. Bradley*
                                                            Robert R. Flaherty*
Lawrence H. Cohn, M.D. - Chief of Cardiac                   Laura F. Healy*
Surgery, Brigham and Women's Hospital;                      Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                            SECRETARY
The Hon. Sir J. David Gibbons, KBE - Chief                  Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.                  ASSISTANT SECRETARY
                                                            James R. Bordewick, Jr.*
Abby M. O'Neill - Private Investor
                                                            CUSTODIAN
Walter E. Robb, III - President and Treasurer,              State Street Bank and Trust Company
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting               AUDITORS
Group, Inc. (office services)                               Deloitte & Touche LLP

Arnold D. Scott* - Senior Executive                         INVESTOR INFORMATION
Vice President, Director, and Secretary,                    For information on MFS mutual funds, call your
MFS Investment Management                                   investment professional or, for an information
                                                            kit, call toll free: 1-800-637-2929 any
Jeffrey L. Shames* - Chairman and Chief                     business day from 9 a.m. to 5 p.m. Eastern time
Executive Officer, MFS Investment Management                (or leave a message anytime).

J. Dale Sherratt - President, Insight Resources,            INVESTOR SERVICE
Inc. (acquisition planning specialists) Ward                MFS Service Center, Inc.
Smith - Former Chairman (until 1994), NACCO                 P.O. Box 2281
Industries (holding company)                                Boston, MA 02107-9906

INVESTMENT ADVISER                                          For general information, call toll free:
Massachusetts Financial Services Company                    1-800-225-2606 any business day from
500 Boylston Street                                         8 a.m. to 8 p.m. Eastern time.
Boston, MA 02116-3741
                                                            For service to speech- or hearing-impaired,
DISTRIBUTOR                                                 call toll free: 1-800-637-6576 any business day
MFS Fund Distributors, Inc.                                 from 9 a.m. to 5 p.m. Eastern time. (To use
500 Boylston Street                                         this service, your phone must be equipped with
Boston, MA 02116-3741                                       a Telecommunications Device for the Deaf.)

CHAIRMAN AND PRESIDENT                                      For share prices, account balances, exchanges,
Jeffrey L. Shames*                                          or stock and bond outlooks, call toll free:
                                                            1-800-MFS-TALK (1-800-637-8255) anytime from a
PORTFOLIO MANAGER                                           touch-tone telephone.
Jean O. Alessandro*
                                                            WORLD WIDE WEB
TREASURER                                                   www.mfs.com
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) CASH  RESERVE FUND                                           ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                    MFS
  We invented the mutual fund(R)                                    ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                                 MCR-2  10/00  64.3M  01/201/301